AMENDMENT NO. 1 TO

PUDA COAL, INC. 2008 EQUITY INCENTIVE PLAN

July 30, 2009

In accordance with Sections 14 and 15 of the Puda Coal, Inc. (the “Company”) 2008 Equity Incentive Plan (the “Plan”), the Plan is hereby amended as follows in connection with a 7-to-1 reverse stock split through incorporation from Florida to Delaware:

1.	The first sentence of Section 3(a) is hereby deleted in its entirety and replaced with the following:

“Subject to the provisions of Section 14 of the Plan, the aggregate number of Shares that may be issued pursuant to Awards granted under the Plan is 714,286 Shares.”

2.	The first sentence of Section 3(b) is hereby deleted in its entirety and replaced with the following:

“Subject to the provisions of Section 14 of the Plan, the aggregate number of Shares subject to Awards granted under this Plan during any calendar year to any one Awardee shall not exceed 71,429, except that in connection with his or her initial service, an Awardee may be granted Awards covering up to an additional 71,429 Shares.”

This Amendment to the Plan (this “Amendment”) constitutes an integral part of the Plan.  For all purposes of this Amendment, capitalized terms used herein without definition shall have the meanings specified in the Plan, as the Plan shall be in effect on the date hereof after giving effect to the Amendment.

This Amendment is executed pursuant to Section 15 of the Plan and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with all of the terms and provisions of the Plan, including Section 15 thereof.  Except as expressly amended or waived by the terms of this Amendment, the terms and conditions of the Plan shall remain unamended and unwaived.  The amendment set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be a waiver of, amendment or, consent to or modification of any other term or provision of any other document or of any transaction or further action on the part of the Company.

This Amendment becomes effective as of the date first written above.

This Amendment shall be binding upon and inure to the benefit of the Company and its respective successors and assigns.

 [Signature Page Follows]

IN WITNESS WHEREOF, the Company has executed this Amendment as of the date first written above.

PUDA COAL, INC.

By: /s/ Qiong Wu
Name: Qiong Wu
Title: Chief Financial Officer